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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  May 19, 1997
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                              THE REGISTRY, INC.
               ------------------------------------------------
              (Exact name of registrant as specified in charter)

       MASSACHUSETTS                   0-28192                04-2920563
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)


189 Wells Avenue, Newton, MA                                     02159
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(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:  (617) 527-6886
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                           This is page 1 of 5 pages.
                        Exhibit Index appears on page 5.
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Item 5.    Other Events.

       On May 19, 1997, The Registry, Inc. (the "Registrant") and Renaissance Solutions, Inc. ("Renaissance") entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that a subsidiary of the Registrant will merge with Renaissance, which will survive as a wholly-owned subsidiary of the Registrant. In the merger, each share of Renaissance common stock, $.0001 par value, outstanding immediately prior to the effective time will be converted into the right to receive 0.80 shares of common stock, no par value, of the Registrant. Based upon the agreed upon exchange ratio, the Registrant expects to issue approximately 7,573,636 primary shares. The transaction is intended to be a tax-free exchange of shares and is expected to qualify for pooling-of-interests accounting treatment. The merger is subject to approval of stockholders of both companies and other customary closing conditions. Affiliates of Renaissance, which together own approximately 3,559,857 shares of Renaissance common stock representing approximately 38% of Renaissance's outstanding shares, have agreed to vote in favor of the merger. Mr. G. Drew Conway, the President and Chief Executive Officer of the Registrant, who owns approximately 6,997,560 shares of the Registrant's common stock representing approximately 50% of the Registrant's outstanding shares, has agreed to vote in favor of the issuance of the shares of common stock of the Registrant in connection with the merger. If approved by stockholders of both companies, the merger is expected to be effective by August 11, 1997.

       The foregoing description is qualified in its entirety by reference to the joint press release announcing the proposed merger, the Merger Agreement, the Stockholders Agreement, the Registration Rights Agreement and the Parent Voting Agreement, copies of which are attached to this report as Exhibits, respectively, and are incorporated herein by reference.

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Item 7.     Financial Statements and Exhibits.

       (c)  Exhibits:

       2.1 Agreement and Plan of Merger dated May 19, 1997 among The Registry, Inc., Renaissance Solutions, Inc. and Rain Acquisition Corp.

       10.1 Stockholders Agreement dated as of May 19, 1997 among the Registrant and the other persons named therein.

       10.2 Registration Rights Agreement dated as of May 19, 1997 between the Registrant and the other persons named therein.

       10.3 Parent Voting Agreement dated as of May 19, 1997 between, Renaissance Solutions, Inc. and G. Drew Conway.

       99.1 Joint Press Release issued by the Registrant and Renaissance Solutions, Inc. on May 20, 1997.

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               THE REGISTRY, INC.


                               By:  /s/ Robert E. Foley
                                  ----------------------------
                                  Name:  Robert E. Foley
                                  Title: Chief Financial Officer and Treasurer


Date:  May 23, 1997

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                                 EXHIBIT INDEX

Exhibit No.                  Description of Exhibits                Page
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
2.1            Agreement and Plan of Merger dated May 19, 1997
               among The Registry, Inc., Renaissance Solutions,
               Inc. and Rain Acquisition Corp.

10.1 Stockholder Agreement dated as of May 19, 1997 between the Registrant and the other persons named therein.

10.2           Registration Rights Agreement dated as of
               May 19, 1997 between the Registrant and the other persons named therein.

10.3 Parent Voting Agreement dated as of May 19, 1997 between Renaissance Solutions, Inc. and G. Drew Conway.

99.1           Joint Press Release issued by the Registrant and
               Renaissance Solutions, Inc. on May 20, 1997.
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